EVENT AFTER THE REPORTING PERIOD	12 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
19.	EVENT AFTER THE REPORTING PERIOD

On June 9, 2014, the Company entered into a sale and purchase agreement with Kayser Limited to acquire a 25% equity interest in Kayser Myanmar Manufacturing Co., Ltd. ("Kayser Myanmar"), which is engaged in manufacturing and assembling metal, plastics and electronic products (the "Acquisition"). The Acquisition will allow the Company to further expand its business in Myanmar. The total consideration for the transaction is approximately $25 in cash. The transaction cost in relation to the Acquisition is expected to be not significant.